EXHIBIT 24






POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/16/95

                                                             /s/ A. M. Gleason
                                                             A. M. Gleason

                                   EXHIBIT 24






POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/16/95

                                                      /s/ William E. Porter
                                                      William E. Porter

                                   EXHIBIT 24






POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/16/95

                                                      /s/ John W. Rosenblum
                                                      John W. Rosenblum

                                   EXHIBIT 24






POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/16/95

                                                       /s/ Dianne C. Walker
                                                       Dianne C. Walker